SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 8, 2014

Southern States Sign Company

(Exact name of small business issuer as specified in its charter)

Nevada	26-3014345
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

Viale Bruno Buozzi 83, Rome, Italy (Address of principal executive offices)

39.06.80692582
(Issuer’s telephone number)

__________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory

Appointment of New Director

On July 8, 2014, the board of directors (the “Board”) of Southern States Sign Company (the “Company”) appointed Joseph Martin Benoit as a director of the Company. Mr. Benoit, 51 years old, has been a director of Retail Real Estate Consultants Srl since October 2007. From 1995 to June 2006, Mr. Benoit was a commercial real estate consultant / retail specialist with the firm of Gallivan Company, and from January 1990 – December 1994, he was Vice-President of Cottage Realty Services, Inc.

Mr. Benoit received his Diploma from Classical High School of Springfield, Massachusetts in 1981, a Massachusetts State Real Estate Broker’s License in 1995, and an Italian Broker’s License in 2007.

As compensation for serving on the Board, Mr. Benoit was granted 100 shares of common stock of the Company and will receive $20,000 each year.

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Southern States Sign Company

By: /s/ Sergio Schisani
Sergio Schisani
Chief Executive Officer
Dated: July 14, 2014

2